Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	December 31, 2013	December 31, 2012
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$26,610,447	$24,172,136
Held for investment, at amortized cost	76,255	76,088
Equity securities, available for sale, at fair value	7,778	53,422
Mortgage loans on real estate	2,581,082	2,623,940
Derivative instruments	856,050	415,258
Other investments	215,042	196,366
Total investments	30,346,654	27,537,210

Cash and cash equivalents	897,529	1,268,545
Coinsurance deposits	2,999,618	2,910,701
Accrued investment income	301,641	261,833
Deferred policy acquisition costs	2,426,652	1,709,799
Deferred sales inducements	1,875,880	1,292,341
Deferred income taxes	301,856	—
Other assets	471,669	153,049
Total assets	$39,621,499	$35,133,478

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$35,789,655	$31,773,988
Other policy funds and contract claims	418,033	455,752
Notes payable	549,958	309,869
Subordinated debentures	246,050	245,869
Deferred income taxes	—	49,303
Income taxes payable	10,153	4,756
Other liabilities	1,222,963	573,704
Total liabilities	38,236,812	33,413,241

Stockholders' equity:
Common stock	70,535	61,751
Additional paid-in capital	550,400	496,715
Unallocated common stock held by ESOP	(631)	(2,583)
Accumulated other comprehensive income	46,196	686,807
Retained earnings	718,187	477,547
Total stockholders' equity	1,384,687	1,720,237
Total liabilities and stockholders' equity	$39,621,499	$35,133,478

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenues:
Premiums and other considerations (a)	$10,838	$15,890	$45,347	$76,675
Annuity product charges	32,148	23,830	103,591	89,006
Net investment income	363,947	321,160	1,383,927	1,286,923
Change in fair value of derivatives	444,985	(48,266)	1,076,015	221,138
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	16,364	1,471	40,561	(6,454)
OTTI losses on investments:
Total OTTI losses	—	(3,255)	(4,964)	(5,411)
Portion of OTTI losses recognized from other comprehensive income	—	(6,132)	(1,270)	(9,521)
Net OTTI losses recognized in operations	—	(9,387)	(6,234)	(14,932)
Loss on extinguishment of debt	(30,988)	—	(32,515)	—
Total revenues	837,294	304,698	2,610,692	1,652,356

Benefits and expenses:
Insurance policy benefits and change in future policy benefits (a)	13,279	17,658	53,071	81,481
Interest sensitive and index product benefits (a)	390,956	287,094	1,272,867	808,479
Amortization of deferred sales inducements	69,121	36,798	253,113	87,157
Change in fair value of embedded derivatives	142,881	(179,379)	133,968	286,899
Interest expense on notes payable	11,885	7,271	38,870	28,479
Interest expense on subordinated debentures	3,027	3,074	12,088	13,458
Amortization of deferred policy acquisition costs	99,934	59,833	365,468	164,919
Other operating costs and expenses	26,886	18,710	91,915	95,495
Total benefits and expenses	757,969	251,059	2,221,360	1,566,367
Income before income taxes	79,325	53,639	389,332	85,989
Income tax expense	28,367	17,242	136,049	28,191
Net income	$50,958	$36,397	$253,283	$57,798

Earnings per common share	$0.73	$0.58	$3.86	$0.94
Earnings per common share - assuming dilution	$0.64	$0.55	$3.38	$0.89
Weighted average common shares outstanding (in thousands):
Earnings per common share	69,416	62,856	65,544	61,259
Earnings per common share - assuming dilution	79,041	65,897	75,041	65,676

(a)
During the fourth quarter of 2013, the Company made an immaterial correction in the presentation of premiums, insurance policy benefits and change in future policy benefits and interest sensitive and index product benefits related to life contingent immediate annuities. We have revised the 2012 consolidated statements of operations above to be consistent with the 2013 presentation. These changes had no impact on the Company's consolidated balance sheets, net income or stockholders' equity.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,452	$2,493	$2,913	$2,698	$3,107
Life contingent immediate annuity considerations	8,386	7,381	8,638	10,386	12,783
Surrender charges (a)	15,239	11,160	11,292	11,502	10,153
Lifetime income benefit rider fees	16,909	15,291	12,219	9,979	13,677
Net investment income	363,947	354,147	336,143	329,690	321,160
Change in fair value of derivatives	444,985	193,028	64,040	373,962	(48,266)
Net realized gains (losses) on investments, excluding OTTI	16,364	(2,077)	15,689	10,585	1,471
Net OTTI losses recognized in operations	—	(222)	(2,775)	(3,237)	(9,387)
Loss on extinguishment of debt	(30,988)	(938)	(589)	—	—
Total revenues	837,294	580,263	447,570	745,565	304,698

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,452	1,647	2,106	1,735	1,843
Life contingent immediate annuity benefits and change in future policy benefits	11,827	9,617	11,662	13,025	15,815
Interest sensitive and index product benefits (b)	390,956	325,740	333,001	223,170	287,094
Amortization of deferred sales inducements (c)	69,121	34,625	120,536	28,831	36,798
Change in fair value of embedded derivatives	142,881	36,224	(408,409)	363,272	(179,379)
Interest expense on notes payable	11,885	12,957	6,780	7,248	7,271
Interest expense on subordinated debentures	3,027	3,034	3,018	3,009	3,074
Amortization of deferred policy acquisition costs (c)	99,934	50,034	169,270	46,230	59,833
Other operating costs and expenses (d) (e)	26,886	20,658	24,851	19,520	18,710
Total benefits and expenses	757,969	494,536	262,815	706,040	251,059
Income before income taxes	79,325	85,727	184,755	39,525	53,639
Income tax expense	28,367	29,546	64,642	13,494	17,242
Net income (a) (b) (c) (d) (e)	$50,958	$56,181	$120,113	$26,031	$36,397

Earnings per common share	$0.73	$0.86	$1.87	$0.41	$0.58
Earnings per common share - assuming dilution (a) (b) (c) (d) (e)	$0.64	$0.75	$1.71	$0.38	$0.55
Weighted average common shares outstanding (in thousands):
Earnings per common share	69,416	65,129	64,254	63,314	62,856
Earnings per common share - assuming dilution	79,041	74,560	70,382	68,706	65,897

(a)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(b)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased net income and earnings per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(c)
Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $11.1 million and $18.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $19.1 million and $0.26 per share, respectively.

(d)
Q4 2013 includes expense of $4.2 million from recognizing an increase in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action litigation and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

(e)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased net income and earnings per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

Q2 2013 includes a benefit of $3.2 million related to the final settlement of a litigation liability established in 2010, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes increased net income and earnings per common share - assuming dilution by $2.0 million and $0.03 per share, respectively.
NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands, except per share data)
Net income	$50,958	$36,397	$253,283	$57,798
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	(6,214)	2,825	(11,702)	8,648
Change in fair value of derivatives and embedded derivatives - index annuities (a)	(23,419)	(8,286)	(98,704)	31,246
Change in fair value of derivatives and embedded derivatives - debt (a)	(4,290)	(31)	(1,192)	2,915
Litigation reserve (a)	1,988	—	19	9,580
Extinguishment of debt (a)	20,823	—	21,716	—
Operating income (a non-GAAP financial measure)	$39,846	$30,905	$163,420	$110,187

Per common share - assuming dilution:
Net income	$0.64	$0.55	$3.38	$0.89
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	(0.08)	0.04	(0.16)	0.13
Change in fair value of derivatives and embedded derivatives - index annuities	(0.30)	(0.12)	(1.31)	0.48
Change in fair value of derivatives and embedded derivatives - debt	(0.05)	—	(0.02)	0.04
Litigation reserve	0.03	—	—	0.15
Extinguishment of debt	0.26	—	0.29	—
Operating income (a non-GAAP financial measure)	$0.50	$0.47	$2.18	$1.69

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(16,364)	$7,916	$(34,327)	$21,386
Amortization of DAC and DSI	6,716	(3,561)	16,157	(7,989)
Income taxes	3,434	(1,530)	6,468	(4,749)
	$(6,214)	$2,825	$(11,702)	$8,648
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(96,795)	$(26,288)	$(397,722)	$146,711
2015 notes, note hedge and warrants	(5,654)	—	5,791	—
Interest rate caps and swap	(1,681)	(54)	(7,829)	4,984
Amortization of DAC and DSI	60,432	13,447	244,455	(98,306)
Income taxes	15,989	4,578	55,409	(19,228)
	$(27,709)	$(8,317)	$(99,896)	$34,161
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$4,248	$—	$1,036	$17,532
Amortization of DAC and DSI	(1,162)	—	(1,006)	(2,656)
Income taxes	(1,098)	—	(11)	(5,296)
	$1,988	$—	$19	$9,580
Extinguishment of debt:
Loss on extinguishment of debt	$30,988	$—	$32,515	$—
Income taxes	(10,165)	—	(10,799)	—
	$20,823	$—	$21,716	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income to Operating Income

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
	(Dollars in thousands, except per share data)
Net income	$50,958	$56,181	$120,113	$26,031	$36,397
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	(6,214)	890	(3,574)	(2,804)	2,825
Change in fair value of derivatives and embedded derivatives - index annuities (a)	(23,419)	(4,907)	(81,351)	10,973	(8,286)
Change in fair value of derivatives and embedded derivatives - debt (a)	(4,290)	7,136	(3,302)	(736)	(31)
Litigation reserve (a)	1,988	—	(1,969)	—	—
Extinguishment of debt (a)	20,823	548	345	—	—
Operating income (a non-GAAP financial measure) (b) (c) (d) (e)	$39,846	$59,848	$30,262	$33,464	$30,905

Operating income per common share - assuming dilution (b) (c) (d) (e)	$0.50	$0.80	$0.43	$0.49	$0.47

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share - assuming dilution by $2.0 million and $0.02 per share, respectively.

(c)
Q3 2013 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $20.4 million, respectively, and increased operating income and operating income per common share- assuming dilution by $21.3 million and $0.29 per share, respectively.

(d)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased operating income and operating income per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(e)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased operating income and operating income per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
	(Dollars in thousands)
Net realized (gains) losses on investments	$(16,364)	$2,077	$(15,689)	$(10,585)	$(1,471)
Net OTTI losses recognized in operations	—	222	2,775	3,237	9,387
Change in fair value of derivatives	(209,083)	25,448	91,374	(299,494)	156,123
Loss on extinguishment of debt	30,988	938	589	—	—
Increase (decrease) in total revenues	(194,459)	28,685	79,049	(306,842)	164,039

Amortization of deferred sales inducements	(27,797)	(6,765)	(82,583)	7,447	(3,140)
Change in fair value of embedded derivatives	(104,953)	39,526	408,606	(335,174)	182,465
Amortization of deferred policy acquisition costs	(38,189)	(9,849)	(111,570)	9,700	(6,746)
Other operating costs and expenses	(4,248)	—	3,212	—	—
Increase (decrease) in total benefits and expenses	(175,187)	22,912	217,665	(318,027)	172,579
Increase (decrease) in income before income taxes	(19,272)	5,773	(138,616)	11,185	(8,540)
Increase (decrease) in income tax expense	(8,160)	2,106	(48,765)	3,752	(3,048)
Increase (decrease) in net income	$(11,112)	$3,667	$(89,851)	$7,433	$(5,492)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Capitalization/Book Value per Share

	December 31, 2013	December 31, 2012
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$549,958	$309,869
Subordinated debentures payable to subsidiary trusts	246,050	245,869
Total debt	796,008	555,738
Total stockholders’ equity	1,384,687	1,720,237
Total capitalization	2,180,695	2,275,975
Accumulated other comprehensive income (AOCI)	(46,196)	(686,807)
Total capitalization excluding AOCI (a)	$2,134,499	$1,589,168

Total stockholders’ equity	$1,384,687	$1,720,237
Accumulated other comprehensive income	(46,196)	(686,807)
Total stockholders’ equity excluding AOCI (a)	$1,338,491	$1,033,430

Common shares outstanding (b)	71,369,474	62,653,134

Book Value per Share: (c)
Book value per share including AOCI	$19.40	$27.46
Book value per share excluding AOCI (a)	$18.75	$16.49

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	25.8%	19.5%
Adjusted debt / Total capitalization	25.8%	20.0%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2013 - 892,688 shares; 2012 - 1,142,332 shares and excludes unallocated shares held by the ESOP: 2013 - 58,618 shares; 2012 - 239,799 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Average yield on invested assets	4.97%	5.03%	4.98%	5.28%
Aggregate cost of money	2.24%	2.44%	2.26%	2.58%
Aggregate investment spread	2.73%	2.59%	2.72%	2.70%

Impact of:
Investment yield - additional prepayment income	0.05%	0.11%	0.06%	0.06%
Cost of money effect of (under) over hedging	(0.03)%	0.03%	0.02%	0.01%

Weighted average investments (in thousands)	$29,296,113	$25,597,127	$27,825,907	$24,421,549
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$298,259	$193,903	$908,717	$447,393
Interest credited	73,613	76,809	300,039	306,981
Included in change in fair value of derivatives:
Proceeds received at option expiration	(294,985)	(193,544)	(910,413)	(447,163)
Pro rata amortization of option cost	97,011	88,773	368,126	361,260
Cost of money for deferred annuities	$173,898	$165,941	$666,469	$668,471

Weighted average liability balance outstanding (in thousands)	$31,045,862	$27,191,019	$29,537,682	$25,955,834
Annuity Account Balance Rollforward

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands)
Account balances at beginning of period	$30,552,874	$26,712,365	$27,669,672	$24,483,118
Net deposits	1,033,423	1,007,974	3,977,730	3,578,541
Premium and interest bonuses	87,467	85,874	337,787	306,658
Fixed interest credited and index credits	371,872	270,712	1,208,756	754,374
Surrender charges	(15,239)	(10,153)	(49,193)	(45,190)
Lifetime income benefit rider fees	(16,909)	(13,677)	(54,398)	(43,816)
Surrenders, withdrawals, deaths, etc.	(477,642)	(383,423)	(1,554,508)	(1,364,013)
Account balances at end of period	$31,535,846	$27,669,672	$31,535,846	$27,669,672

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2013	2012	2013	2012
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$770,811	$656,913	$2,861,977	$2,225,902
Fixed Strategy	237,503	322,735	1,020,447	1,208,324
	1,008,314	979,648	3,882,424	3,434,226
Fixed Rate Annuities:
Single-Year Rate Guaranteed	15,392	20,780	71,944	98,821
Multi-Year Rate Guaranteed	63,150	43,294	205,978	249,228
Single premium immediate annuities	6,720	24,392	52,142	164,657
	85,262	88,466	330,064	512,706
Total before coinsurance ceded	1,093,576	1,068,114	4,212,488	3,946,932
Coinsurance ceded	53,433	35,748	182,616	203,734
Net after coinsurance ceded	$1,040,143	$1,032,366	$4,029,872	$3,743,198
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2013:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.1	10.0	15.7%	$29,521,103	93.6%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.4	8.0%	1,440,076	4.6%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.1	1.5	4.3%	574,667	1.8%
Total	13.9	9.6	15.1%	$31,535,846	100.0%

(a)	59% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$664,104	$834,634
0.0% < 2.0%	32,123	329,568
2.0% < 3.0%	38,037	106,509
3.0% < 4.0%	25,949	319,348
4.0% < 5.0%	106,150	246,551
5.0% < 6.0%	89,892	419,825
6.0% < 7.0%	179,966	226,590
7.0% < 8.0%	185,616	685,408
8.0% < 9.0%	76,301	412,532
9.0% < 10.0%	66,681	506,958
10.0% or greater	549,924	25,433,180
	$2,014,743	$29,521,103

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,498,738	0.00%
2014	490,269	1.97%
2015	537,037	3.52%
2016	791,515	5.02%
2017	948,856	6.63%
2018	846,166	8.64%
2019	581,069	9.47%
2020	922,510	10.96%
2021	1,210,825	12.70%
2022	2,062,193	14.83%
2023	5,057,103	16.61%
2024	4,122,670	17.91%
2025	3,181,427	18.66%
2026	2,752,307	18.51%
2027	2,843,178	18.99%
2028	1,751,222	19.49%
2029	1,897,362	19.99%
2030	41,399	20.00%
	$31,535,846	15.13%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$754,800	$789,092
› 0.0% - 0.25%	297,286	528,572
› 0.25% - 0.5%	153,733	35,065
› 0.5% - 1.0% (a)	297,775	996,763
› 1.0% - 1.5% (a)	94,617	22,163
› 1.5% - 2.0%	100,239	1,971
› 2.0% - 2.5%	2,297	—
› 2.5% - 3.0%	42,237	—
1.00% ultimate guarantee - 2.38% wtd avg interest rate (b)	65,651	—
1.50% ultimate guarantee - 1.67% wtd avg interest rate (b)	100,909	2,812,727
2.00% ultimate guarantee - 2.62% wtd avg interest rate (b)	105,199	—
2.25% ultimate guarantee - 2.65% wtd avg interest rate (b)	—	1,436,836
3.00% ultimate guarantee - 2.88% wtd avg interest rate (b)	—	2,850,017
Allocated to index strategies (see tables that follow)	—	20,047,897
	$2,014,743	$29,521,103

(a)
$65,736 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $574,029 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2013 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.57%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$691	$11,644	$709,635	$39,676	$268,775
2.5% - 3%	1,066,519	—	—	—	—
3% - 4%	2,121,677	—	—	—	—
4% - 5%	20,077	116,880	1,724,589	—	—
5% - 6%	9,800	5,553	2,687,985	—	—
6% - 7%	—	—	2,758,433	—	—
>= 7%	—	11,493	40,483	120,560	69,732

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	15%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$187	$3,434	$335,219	$173,579	$204,894
< 20%	230,212	—	—	—	—
20% - 40%	264,321	—	468,483	—	—
40% - 60%	221	—	165,000	128,611	1,392
>= 60%	291	—	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$14,836
1.45% - 1.8%	3,034,094
2.0% - 2.3%	2,327,795
>= 2.3%	899,104
If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.62% based upon prices of options for the week ended January 14, 2014.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Summary of Invested Assets

	December 31, 2013		December 31, 2012
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$42,925	0.2%	$5,154	—%
United States Government sponsored agencies	1,194,289	3.9%	1,772,025	6.5%
United States municipalities, states and territories	3,306,743	10.9%	3,578,323	13.0%
Foreign government obligations	91,557	0.3%	105,259	0.4%
Corporate securities	17,309,292	57.1%	14,542,860	52.8%
Residential mortgage backed securities	1,971,960	6.5%	2,888,113	10.5%
Commercial mortgage backed securities	1,735,460	5.7%	357,982	1.3%
Other asset backed securities	1,034,476	3.4%	998,508	3.6%
Total fixed maturity securities	26,686,702	88.0%	24,248,224	88.1%
Equity securities	7,778	—%	53,422	0.2%
Mortgage loans on real estate	2,581,082	8.5%	2,623,940	9.5%
Derivative instruments	856,050	2.8%	415,258	1.5%
Other investments	215,042	0.7%	196,366	0.7%
	$30,346,654	100.0%	$27,537,210	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2013

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$16,531,250	62.0%	Aaa/Aa/A	$16,122,487	60.4%
2	9,598,399	36.0%	Baa	9,147,584	34.3%
3	489,579	1.8%	Ba	477,477	1.8%
4	66,078	0.2%	B	128,488	0.5%
5	—	—%	Caa and lower	617,900	2.3%
6	1,396	—%	In or near default	192,766	0.7%
	$26,686,702	100.0%		$26,686,702	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Watch List Securities - December 31, 2013

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(5,487)	$14,513	28
Industrial	49,467	(9,150)	40,317	14 - 40
Industrial	9,349	65	9,414
	$78,816	$(14,572)	$64,244
Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$738,681	$677,394	$679,518
Prime	536,476	508,173	542,633
Alt-A	30,735	31,081	30,818
	$1,305,892	$1,216,648	$1,252,969
OTTI has been recognized
Prime	$464,539	$399,708	$421,810
Alt-A	355,715	279,557	297,181
	$820,254	$679,265	$718,991
Total by collateral type
Government agency	$738,681	$677,394	$679,518
Prime	1,001,015	907,881	964,443
Alt-A	386,450	310,638	327,999
	$2,126,146	$1,895,913	$1,971,960
Total by NAIC designation
1	$1,979,769	$1,761,462	$1,834,105
2	104,543	97,861	101,180
3	39,274	34,825	35,299
4	—	—	—
6	2,560	1,765	1,376
	$2,126,146	$1,895,913	$1,971,960

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Fixed Maturity Securities by Sector

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,358,628	$1,237,214	$1,768,379	$1,777,179
United States municipalities, states and territories	3,181,032	3,306,743	3,116,678	3,578,323
Foreign government obligations	86,112	91,557	86,099	105,259
Corporate securities:
Consumer discretionary	1,533,993	1,532,694	1,237,208	1,366,504
Consumer staples	1,246,744	1,250,351	876,654	1,003,651
Energy	1,992,411	2,011,334	1,463,923	1,655,363
Financials	3,179,964	3,233,930	2,476,780	2,713,351
Health care	1,458,757	1,458,946	926,136	1,064,097
Industrials	2,045,490	2,039,544	1,497,435	1,672,681
Information technology	1,163,159	1,145,674	854,347	923,263
Materials	1,405,603	1,381,880	1,076,133	1,189,410
Telecommunications	472,250	473,517	356,486	400,995
Utilities	2,643,747	2,705,147	2,143,026	2,453,736
Residential mortgage backed securities:
Government agency	677,394	679,518	1,024,731	1,119,249
Prime	907,881	964,443	1,344,775	1,392,741
Alt-A	310,638	327,999	374,031	376,123
Commercial mortgage backed securities:
Government agency	302,063	288,495	35,697	37,976
Other	1,519,925	1,446,965	319,173	320,006
Other asset backed securities:
Consumer discretionary	86,788	86,633	77,464	81,772
Energy	8,268	8,922	8,304	9,152
Financials	709,900	688,737	659,058	677,948
Industrials	215,873	225,212	154,358	166,567
Materials	—	—	28,813	29,150
Telecommunications	14,835	16,714	14,835	17,421
Utilities	6,275	8,258	14,459	16,498
Redeemable preferred stock - financials	1	20	22,045	23,721
	$26,527,731	$26,610,447	$21,957,027	$24,172,136
Held for investment:
Corporate security - financials	$76,255	$60,840	$76,088	$61,521

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Mortgage Loans on Commercial Real Estate

	December 31, 2013		December 31, 2012
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$765,717	29.4%	$732,762	27.5%
Middle Atlantic	156,489	6.0%	155,094	5.8%
Mountain	356,246	13.7%	387,599	14.6%
New England	21,324	0.8%	26,385	1.0%
Pacific	317,431	12.2%	320,982	12.1%
South Atlantic	483,852	18.5%	458,802	17.3%
West North Central	351,794	13.5%	370,168	13.9%
West South Central	154,845	5.9%	207,091	7.8%
	$2,607,698	100.0%	$2,658,883	100.0%

Property type distribution
Office	$590,414	22.6%	$666,467	25.1%
Medical Office	125,703	4.8%	136,764	5.1%
Retail	711,364	27.3%	677,951	25.5%
Industrial/Warehouse	673,449	25.8%	692,637	26.1%
Hotel	61,574	2.4%	94,045	3.5%
Apartment	291,823	11.2%	219,335	8.2%
Mixed use/other	153,371	5.9%	171,684	6.5%
	$2,607,698	100.0%	$2,658,883	100.0%

	December 31, 2013	December 31, 2012
Credit Exposure - By Payment Activity
Performing	$2,593,276	$2,597,440
In workout	6,248	26,723
Delinquent	—	—
Collateral dependent	8,174	34,720
	2,607,698	2,658,883
Specific Loan Loss Allowance	(16,847)	(23,134)
General Loan Loss Allowance	(9,200)	(11,100)
Deferred prepayment fees	(569)	(709)
	$2,581,082	$2,623,940

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2013

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com
Mark Finkelstein
Evercore Partners
(312) 445-6440
mark.finkelstein@evercore.com